Putnam
Strategic
Income
Fund*

ANNUAL REPORT

March 31, 1998

*Formerly Diversified Income Trust II

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "With Putnam Strategic Income Fund, we pursue attractive income opportunities in U.S. government, international, and corporate bonds, including the high-yield arena where Putnam has a research advantage, while keeping volatility in check with a continuously diversified portfolio."

                                -- Jennifer Leichter, manager
                                   Putnam Strategic Income Fund

* "Whatever the reason, bond funds deserve the renewed attention they're getting. They're far better investments than they used to be."

                                -- Morningstar Investor, February 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

34 Financial statements

From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

We are pleased to bring you this annual report for Putnam Strategic Income Fund's fiscal year ended March 31, 1998. It is the first report bearing the fund's new name and reflecting its slightly revised investment strategy. Both changes were effective February 28, 1998. The fund, formerly named Putnam Diversified Income Trust II, is now pursuing a slightly more aggressive strategy, aimed at providing higher current income.

The revised strategy will allow your fund's management team to allocate a larger portion of the portfolio to high-yield bonds. These bonds carry their higher yields because of their lower credit ratings and thus as a class represent more risk than higher-rated securities. Those in which your fund invests will be painstakingly selected by Putnam's High-Yield Bond Group, one of the largest and most experienced in the mutual fund industry. Risk should be reduced further through diversification across different sectors of the fixed-income market.

We are confident that the fund will continue to help you meet your investment program's objectives and that you will be pleased with the results in the years ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 20, 1998



Report from the Fund Managers
Jennifer E. Leichter
Michael Martino
D. William Kohli
Gail S. Attridge

Despite the instability in Asia that has endured since October, widespread strength in bond markets around the world powered Putnam Strategic Income Fund to a solid return over the 12 months ended March 31, 1998. Because the fund invests in a variety of fixed-income securities, it had exposure to several of the leading bond sectors, including government bonds and high-yielding corporate issues. Bonds from the emerging markets that struggled in the wake of Asia's financial turmoil made up only a small portion of the portfolio. You will find complete performance information, including returns for all share classes, beginning on page 9.

* ASIAN CRISIS TEMPORARILY AFFLICTS GENERALLY ROBUST GLOBAL MARKETS

Most of the economic factors that affect the performance of bonds were largely favorable in the fund's 1998 fiscal year. Above all, inflation remained subdued despite robust economic growth and low unemployment in the United States, where the fund invests the majority of its assets. In Europe, economic expansion accelerated modestly, though in many nations unemployment remained high. Despite political wrangling in France, Germany, and Italy, European governments also remained on course for phasing in a single currency on January 1, 1999.

German short-term interest rates held steady for most of 1997, while the decision of Great Britain's new Labour government to grant greater independence to the nation's central bank boosted international confidence in U.K. gilts (British sovereign debt, the equivalent of U.S. Treasuries). This combination of factors supported the fund's holdings in European sovereign bonds.

The one major problem that struck international credit markets in 1997 -- the Asian crisis -- temporarily upset certain bond sectors but eventually had a beneficial effect by further diminishing inflationary expectations. Following currency devaluations in the emerging markets of Southeast Asia and in South Korea, corporations headquartered in those countries faced large repayment burdens on bonds they had issued in foreign currencies. Although widespread defaults did not occur, the consequent cutback in corporate investment slowed economic activity in those markets. Meanwhile, falling prices of Asian exports reduced growth and inflation expectations in the United States and Europe.

As mentioned in previous reports, during the course of 1997 we had decided to build up the fund's position in emerging-markets bonds to approximately 8% - 10% of the fund's assets. At the time, these bonds offered some of the most attractive income opportunities outside the domestic high-yield sector. Although we had almost no investments in Asian emerging markets, the fund's holdings in Brazilian, Mexican, and Argentinean bonds came under pressure, as some analysts anticipated that the crisis would spread to Latin America. Accordingly, we reduced the fund's position in some of these holdings but are pleased to report that the remainder has rebounded in early 1998, as Latin America proved its ability to weather the storm.

[GRAPHIC OMITTED: horizontal bar chart TOP FIVE COUNTRY ALLOCATIONS]

TOP FIVE COUNTRY ALLOCATIONS*
(international sector)

United Kingdom              6.1%

Australia                   2.5%

Mexico                      2.4%

Germany                     2.2%

South Africa                1.9%

Footnote reads:
*Based on net assets as of 3/31/98. Holdings will vary over time.

* HIGH-YIELD SECTOR ENJOYS GROWING STRENGTH

High-yielding corporate bonds performed exceptionally well during the fiscal period. As the fund's 1997 fiscal year closed, high-yield issues, like many other bonds, were reeling from the Federal Reserve Board's March 1997 decision to raise short-term interest rates. It seemed that the Fed was intent on slowing growth in the United States, which could have been damaging to the many small companies that rely on a robust business environment for cash flow to service their high-yielding debt.

Throughout fiscal 1998, however, economic growth remained strong and the equity markets stayed buoyant. The high-yield market rallied, faltering only briefly in late 1997, when the market feared that the industrial slowdown in Asia might harm the financial strength of U.S. companies. This worry was largely unfounded, however, because aside from certain technology companies with business in Asia, most of the companies that issue high-yield bonds have a domestic focus and remained in secure condition.

We continued to favor the telecommunications sectors -- broadcasting, cable, radio, and long-distance telephone companies -- that are benefiting from new technologies and industry deregulation. In particular, competitive local exchange carriers (CLECs) and specialized mobile radio operators have been given room to grow by the regulatory conditions introduced by the Telecommunications Act of 1996. Also the cable television sector, in which the fund has owned a number of different issues during the fiscal year, has performed quite well. Several cable companies, such as Jones Intercable and Century Communications, had struggled in 1996 but recovered in the course of 1997. Recent technological advances have added new luster to the growth prospects of such cable companies, enabling them to offer many new television and personal computing services for household customers. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS
ICN Pharmaceuticals Inc. 9.25%, 2005
Transamerican Energy senior disc. notes stepped-coupon series B, 0%, 2002 NEXTEL Communications senior disc. notes stepped-coupon, 0%, 2007

FOREIGN BONDS
United Kingdom Treasury bonds, 8%, 2007
Australia (Government of) bonds, 8.75%, 2008
South Africa (Republic of) bonds, series 153, 13%, 2010

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
Government National Mortgage Association, 7.5%, 2022-2027
Government National Mortgage Association, 7%, 2025-2028
U.S. Treasury notes, 6.625%, 2001

Footnote reads:
These holdings represent 20.8% of the fund's net assets as of 3/31/98. Portfolio holdings will vary over time.

* MORTGAGE EMPHASIS PROVES WORTHWHILE

In the portion of the fund devoted to U.S. government and agency bonds, we consistently overweighted mortgage-backed securities throughout the fiscal year. We decided on this stance because of the expectation of a further rise in short-term interest rates in 1997 following the Fed's March decision. In such periods of uncertainty, mortgage-backed bonds tend to perform well. Although just below Treasuries in terms of credit quality, mortgages tend to be less influenced by interest-rate changes than Treasuries and generally pay a more attractive level of income.

Mortgages have performed well throughout the period. In the fiscal year's second half, however, as money streaming out of Asia sought refuge in Treasuries, the quick drop in long-term interest rates left mortgages behind. Many homeowners decided to refinance their houses, resulting in a wave of prepayments that diminished the appeal of these securities. Although they underperformed during this rally, mortgages have been a good choice again in the first three months of 1998, as U.S. interest rates have fluctuated within a fairly narrow range.

* GLOBAL CONDITIONS STILL FAVORABLE; HIGH-YIELD SECTOR REMAINS FOCUS

We anticipate somewhat slower economic growth in 1998 as a result of the slowdown in Asia, a climate that is positive for bonds. Although it is possible that inflation could nonetheless result from wage increases of the past few years, we do not expect a dramatic change in interest rates. The fund continues to favor high-yield corporates and agency mortgages while remaining broadly diversified.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/98, there is no guarantee the fund will continue to hold these securities in the future. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability and political developments, not present with domestic investments. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy Putnam Strategic Income Fund is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/98

                          Class A         Class B          Class M
(inception date)         (2/26/96)       (2/26/96)        (2/26/96)
                        NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                13.05%   7.62%  12.20%   7.20%  12.76%   9.10%
------------------------------------------------------------------------------
Life of fund          20.20   14.54   18.31   15.31   19.58   15.63
Annual average         9.20    6.71    8.38    7.05    8.93    7.20
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/98

                                     Salomon Bros.
                        Lehman Bros.   Non-U.S.    First Boston   Consumer
                         Aggregate   World Gov't.  High Yield      Price
                        Bond Index    Bond Index      Index         Index
------------------------------------------------------------------------------
1 year                    11.99%       2.03%          14.33%        1.38%
------------------------------------------------------------------------------
Life of fund              16.67        2.03           27.31         4.71
Annual average             7.68        0.97           12.29         2.23
------------------------------------------------------------------------------
Class A and class M share performance is shown at public offering price and reflects the current maximum sales charge of 4.75% for class A shares and 3.25% for class M shares. Class B share performance reflects the applicable contingent deferred sales charge which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/26/96

Plot points read:

            Lehman Bros.        Fund's
             Aggregate     class A shares    Consumer
            Bond Index         at POP      Price Index
2/26/96        9529             10000         10000
6/30/96        9551              9987         10116
9/30/96        9926             10171         10187
12/31/96      10231             10476         10239
3/31/97       10132             10418         10330
6/30/97       10557             10801         10350
9/30/97       11064             11160         10407
12/31/97      11131             11489         10415
3/31/98       11454             11667         10471

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $11,831 ($11,531 with a redemption at the end of the period); a $10,000 investment in the fund's class M shares would have been valued at $11,958 ($11,563 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 3/31/98

                             Class A        Class B         Class M
------------------------------------------------------------------------------
Distributions (number)         12              12              12
------------------------------------------------------------------------------
Income                      $.601984        $.537341       $.580405
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                       .025            .025           .025
------------------------------------------------------------------------------
Short-term                      .067            .067           .067
------------------------------------------------------------------------------
   Total                    $.693984        $.629341       $.672405
------------------------------------------------------------------------------
Share value:                     NAV     POP     NAV      NAV      POP
------------------------------------------------------------------------------
3/31/97                        $8.34   $8.76   $8.34    $8.34    $8.62
------------------------------------------------------------------------------
3/31/98                         8.70    9.13    8.70     8.70     8.99
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate           6.86%   6.54%   6.11%    6.61%    6.40%
------------------------------------------------------------------------------
Current 30-day SEC yield2       7.01    6.67    6.17     6.87     6.65
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants

For the fiscal year ended March 31, 1998

To the Trustees and Shareholders of
Putnam Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Strategic Income Fund (formerly known as Putnam Diversified Income Trust II), including the portfolio of investments owned, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Strategic Income Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.
Boston, Massachusetts
May 18, 1998



Portfolio of investments owned
March 31, 1998




CORPORATE BONDS AND NOTES (49.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.2%)
------------------------------------------------------------------------------------------------------------
$       200,000  Lamar Advertising Co. company guaranty
                   8 5/8s, 2007                                                               $      207,000
         80,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                    86,800
         40,000  Outdoor Comunications Inc. sr. sub. notes
                   9 1/4s, 2007                                                                       41,600
                                                                                              --------------
                                                                                                     335,400

Aerospace and Defense (0.5%)
------------------------------------------------------------------------------------------------------------
         60,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                        61,350
        140,000  Aviation Sales Co. 144A sr. sub. notes 8 1/8s, 2008                                 137,900
         90,000  BE Aerospace, Inc. 144A sr. sub. notes 8s, 2008                                      89,775
         70,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                             72,450
         90,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                          97,650
        260,000  Raytheon Co notes 6.45s, 2002                                                       262,187
         75,000  United Defense Industries Inc. company guaranty
                   8 3/4s, 2007                                                                       76,688
                                                                                              --------------
                                                                                                     798,000

Agriculture (0.4%)
------------------------------------------------------------------------------------------------------------
        250,000  AGCO Corp. sr. sub. notes 8 1/2s, 2006                                              258,750
        263,597  Premium Standard Farms, Inc. sr. secd. notes
                   11s, 2003 [2 DBL. DAGGERS]                                                        284,685
                                                                                              --------------
                                                                                                     543,435

Airlines (0.1%)
------------------------------------------------------------------------------------------------------------
         90,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                   95,175
        110,000  Trans World Airlines, Inc. 144A notes 11 3/8s, 2006                                 110,825
                                                                                              --------------
                                                                                                     206,000

Apparel (0.5%)
------------------------------------------------------------------------------------------------------------
        325,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                       331,500
        130,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                        137,150
         65,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                     70,525
        135,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                             144,450
                                                                                              --------------
                                                                                                     683,625

Automotive Parts (0.8%)
------------------------------------------------------------------------------------------------------------
        299,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                               331,890
        200,000  Cambridge Industries Inc. company guaranty Ser. B,
                   10 1/4s, 2007                                                                     208,000
         60,000  Hayes Wheels International, Inc. company guaranty
                   Ser. B, 9 1/8s, 2007                                                               63,300
         90,000  Lear Corp. sub. notes 9 1/2s, 2006                                                   99,900
        460,000  Navistar International Corp. 144A sr. sub.notes 8s, 2008                            458,275
                                                                                              --------------
                                                                                                   1,161,365

Banks (2.0%)
------------------------------------------------------------------------------------------------------------
        400,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                  331,000
         40,000  Advanta National Bank sr. notes 7.02s, 2001                                          39,200
         65,000  Albank Capital Trust 144A company guaranty Ser. AI,
                   9.27s, 2027                                                                        70,772
        120,000  Banponce Financial Corp. med. term note 7 1/8s, 2002                                122,881
        170,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                175,950
         80,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                         79,200
         45,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                               50,751
        110,000  Espiirto Santo Centrais 144A sr. notes 10s, 2007
                   (Canada)                                                                          107,525
        250,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                              280,625
         60,000  First Union Corp. sub. notes 7s, 2006                                                62,350
        250,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                  251,188
         45,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                               49,238
        500,000  Korea Development Bank bonds 7 3/8s, 2004 (Korea)                                   450,825
         95,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                   94,337
         40,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                 44,400
         55,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                           61,325
         35,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                            39,725
         60,000  Provident Capital Trust company guaranty 8.6s, 2026                                  63,500
         40,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                          42,449
         60,000  Sovereign Capital Trust company guaranty 9s, 2027                                    65,208
        105,000  Sparbanken Sverige AB (Swedbank) 144A sub. 7 1/2s,
                   2006 (Sweden)                                                                     108,266
        310,000  Sumitomo Bank Treasury Co. 144A bonds Ser. A,
                   FRB 9.4s, 2049 (Japan)                                                            320,463
         50,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                       55,111
                                                                                              --------------
                                                                                                   2,966,289

Basic Industrial Products (0.5%)
------------------------------------------------------------------------------------------------------------
        110,000  Johnstown America Industries, Inc. company guaranty
                   Ser. C, 11 3/4s, 2005                                                             122,925
         90,000  Motors and Gears Inc. sr. notes Ser. D, 10 3/4s, 2006                                97,200
        530,000  Morris Material Handling Inc. 144A sr. notes
                   9 1/2s, 2008                                                                      532,650
         30,000  Roller Bearing Co. company guaranty Ser. B,
                   9 5/8s, 2007                                                                       30,825
                                                                                              --------------
                                                                                                     783,600

Broadcasting (2.2%)
------------------------------------------------------------------------------------------------------------
        130,000  Allbritton Communications Co. 144A sr. sub. notes
                   8 7/8s, 2008                                                                      131,300
         60,000  Azteca Holdings S.A. sr. notes 11s, 2002                                             62,550
        400,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 5/15/01), 2006 ++                                                320,000
        215,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                                 162,325
         95,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                     99,750
         55,000  Central European Media Enterprises Ltd. sr. notes
                   9 3/8s, 2004                                                                       56,100
        250,000  Chancellor Media Corp. company guaranty Ser. B,
                   10 1/2s, 2007                                                                     280,000
         90,000  Citadel Broadcasting Inc. sr. sub. notes 10 1/4s, 2007                               99,675
        310,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                     321,625
        250,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                              258,750
         40,000  Jacor Communications, Inc. company guaranty
                   9 3/4s, 2006                                                                       43,800
        250,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                             273,750
         35,000  Pegasus Communications Corp. sr. notes Ser. B,
                   9 5/8s, 2005                                                                       36,663
         50,000  Pegasus Media & Communications notes Ser. B,
                   12 1/2s, 2005                                                                      57,250
        200,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/00), 2003 ++                                                        201,000
        125,000  Radio One Inc. company guaranty stepped-coupon
                   Ser. B, 7s, (12s, 5/15/00), 2004 ++                                               127,500
        110,000  SFX Entertainment Inc. 144A sr. sub. notes 9 1/8s, 2008                             108,350
        250,000  Sinclair Broadcast Group, Inc. company guaranty
                   9s, 2007                                                                          260,625
        250,000  Turner Broadcasting Systems, Inc. sr. notes 8 3/8s, 2013                            281,453
        100,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s,
                   2007 (Mexico)                                                                     106,500
                                                                                              --------------
                                                                                                   3,288,966

Building and Construction (0.4%)
------------------------------------------------------------------------------------------------------------
        125,000  American Architectural Products Corp. 144A sr. notes
                   11 3/4s, 2007                                                                     130,625
        100,000  Beazer Homes USA, Inc. 144A sr. notes 8 7/8s, 2008                                  100,125
        130,000  Brand Scaffold Services 144A sr. notes 10 1/4s, 2008                                133,900
         35,000  Cia Latino Americana 144A company guaranty
                   11 5/8s, 2004 (Argentina)                                                          36,313
        200,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007                                    170,000
         70,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                      61,600
                                                                                              --------------
                                                                                                     632,563

Building Products (0.6%)
------------------------------------------------------------------------------------------------------------
        145,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                        175,450
        160,000  Consumers International 144A sr. notes 10 1/4s, 2005                                176,000
         90,000  Presley Cos. sr. notes 12 1/2s, 2001                                                 86,850
        300,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                    328,125
        100,000  Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                          91,250
                                                                                              --------------
                                                                                                     857,675

Buses (0.3%)
------------------------------------------------------------------------------------------------------------
        415,000  Consorcio/MCII Holdings sec. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                                   383,875

Business Equipment (0.1%)
------------------------------------------------------------------------------------------------------------
        145,000  Axiohm Transactions Solutions Inc. company guaranty
                   9 3/4s, 2007                                                                      147,538

Business Services (0.1%)
------------------------------------------------------------------------------------------------------------
         60,000  ATC Group Services Inc. 144A sr. sub. notes 12s, 2008                                60,300
         10,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                          10,250
         40,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                         42,800
                                                                                              --------------
                                                                                                     113,350

Cable Television (4.0%)
------------------------------------------------------------------------------------------------------------
        120,000  Acme Television sr. disc. notes stepped-coupon zero %
                   (10 7/8s, 9/30/00), 2004 ++                                                        98,700
        100,000  Australis Hldngs PTY Ltd. notes stepped-coupon zero %
                   (15s, 11/01/00), 2002 (In Default) +                                               40,000
        250,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                 261,875
        200,000  Charter Communications International, Inc. notes stepped-
                   coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                                     160,500
        200,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                              166,000
         90,000  Diamond Cable Communication Co. sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 9/30/99), 2004 (United Kingdom) ++                         83,025
        300,000  Diamond Cable Communication Co. sr. disc. notes stepped-
                   coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                               238,500
        210,000  Diamond Cable Communication Co. sr. disc. notes stepped-
                   coupon zero % (10 3/4s, 2/15/02), 2007 (United Kingdom) ++                        148,050
        527,500  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]               566,403
        300,000  Falcon Holdings Group, Inc. 144A deb. stepped-coupon zero %
                   (9.285s, 4/15/03), 2010 ++                                                        192,000
        300,000  Fox Kids Worldwide Inc. 144A sr. discount notes stepped-
                   coupon zero % (10 1/4s, 11/1/02), 2007 ++                                         191,250
        710,000  Fox Kids Worldwide Inc. 144A sr. notes 9 1/4s, 2007                                 713,550
        200,000  FrontierVision Holdings LP sr. disc. notes stepped-coupon
                   zero % (11 7/8s, 9/15/01), 2007 ++                                                155,000
        110,000  Globo Communicacoes 144A sr. notes 10 5/8s, 2008 (Brazil)                           111,788
         85,000  Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                             86,488
         50,000  Heartland Wireless Communications, Inc. sr. notes Ser. D,
                   13s, 2003                                                                           9,000
        200,000  Heartland Wireless Communications, Inc. 144A sr. notes
                   13s, 2003                                                                          36,000
        500,000  International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                        407,500
        400,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                  440,000
        240,000  Lenfest Communications, Inc. 144A sr. sub. notes 8 1/4s, 2008                       243,000
         10,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon zero %
                   (14 1/4s, 6/15/00), 2005 ++                                                         9,075
        380,000  NTL Inc. 144A sr.notes stepped-coupon zero %
                   (9 3/4s, 4/01/03), 2008 (United Kingdom) ++                                       247,000
        200,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                               217,000
        250,000  RBS Participacoes S.A. 144A company guaranty 11s, 2007
                   (Brazil)                                                                          253,750
        270,000  RCN Corp. 144A sr. disc. notes stepped-coupon zero %
                   (9.8s, 2/15/03), 2008 ++                                                          169,425
        320,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                   (11 1/8s, 10/15/02), 2007 ++                                                      213,600
        190,000  Time Warner Entertainment sr. notes 8 3/8s, 2033                                    217,943
         40,000  Time Warner Entertainment sr. notes 8 7/8s, 2012                                     47,060
          5,000  Time Warner, Inc. deb. 9.15s, 2023                                                    6,125
        245,000  UIH Australia/Pacific sr. disc. notes stepped-coupon Ser. D,
                   zero % (14s, 5/15/01), 2006 (Australia) ++                                        169,050
        150,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon Ser. B,
                   zero % (14s, 5/15/01), 2006 (Australia) ++                                        103,500
        290,000  United International Holdings 144A sr. disc. notes stepped-
                   coupon zero % (10 3/4s, 2/15/03), 2008 ++                                         181,250
         80,000  Wireless One, Inc. sr. notes 13s, 2003                                               22,400
                                                                                              --------------
                                                                                                   6,205,807

Cellular Communications (2.0%)
------------------------------------------------------------------------------------------------------------
        100,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                 110,000
        160,000  McCaw International Ltd sr. discount notes stepped coupon
                   zero % (13s, 4/15/02), 2007 ++                                                    106,400
        450,000  Millicom International Cellular S.A. sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                   351,000
        710,000  NEXTEL Communicaitons, Inc. 144A sr. disc. notes stepped-
                   coupon zero % (12 1/8s, 4/15/03), 2008 ++                                         426,887
      1,645,000  NEXTEL Communications sr. disc. notes stepped-coupon
                   zero % (10.65s, 9/15/02), 2007 ++                                               1,102,150
        450,000  NEXTEL Communications, Inc. 144A sr. disc. notes stepped-
                   coupon zero % (9.95s, 2/15/03), 2008 ++                                           287,438
         50,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                              55,000
        275,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                     302,500
        200,000  Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                                  225,000
                                                                                              --------------
                                                                                                   2,966,375

Chemicals (1.2%)
------------------------------------------------------------------------------------------------------------
        200,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                        207,000
         45,000  Foamex, L.P. company guaranty 9 7/8s, 2007                                           47,700
        150,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                     155,625
        150,000  Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                                 150,375
        115,000  Huntsman Packaging Corp. 144A sr. sub. notes 9 1/8s, 2007                           117,875
         70,000  Koppers Industries, Inc. 144A company guaranty
                   9 7/8s, 2007                                                                       73,325
         70,000  Pharmaceutical Fine Chemicals 144A sr. sub. notes 9 3/4s, 2007
                   (Switzerland)                                                                      72,625
        200,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                            203,000
        110,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                               113,575
         90,000  Polymer Group, Inc. 144A sr. sub. notes 8 3/4s, 2008                                 91,575
        165,000  Polytama International company guaranty notes 11 1/4s, 2007                         102,300
         30,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds 7.7s,
                   2006 (Chile)                                                                       30,254
        115,000  Sovereign Specialty Chemical 144A sr. sub. notes 9 1/2s, 2007                       121,325
        150,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                                 89,250
         95,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                        90,250
        200,000  Union Carbide Global Enterprises sr. sub. notes Ser. B,
                   12s, 2005                                                                         223,500
                                                                                              --------------
                                                                                                   1,889,554

Computer Services (0.8%)
------------------------------------------------------------------------------------------------------------
        200,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                231,500
        700,000  Unisys Corp. deb. 9 3/4s, 2016                                                      724,500
        180,000  Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                                    188,100
        110,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                          114,950
                                                                                              --------------
                                                                                                   1,259,050

Consumer Durable Goods (0.1%)
------------------------------------------------------------------------------------------------------------
         20,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (12s, 6/1/02), 2009 ++                                                      12,400
        115,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon Ser. B,
                   zero % (14s, 11/15/01), 2006 ++                                                    57,500
         70,000  Sealy Mattress Co. 144A sr. sub. notes 9 7/8s, 2007                                  74,200
                                                                                              --------------
                                                                                                     144,100

Consumer Non Durables (0.3%)
------------------------------------------------------------------------------------------------------------
         35,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                                    36,531
        380,000  CLN Holdings, Inc. company guaranty zero %, 2001                                    307,800
         45,000  CLN Holdings, Inc. sr. disc. notes zero %, 2001                                      35,325
         20,000  Packaged Ice, Inc. 144A sr. notes 9 3/4s, 2005                                       20,300
                                                                                              --------------
                                                                                                     399,956

Consumer Products (0.2%)
------------------------------------------------------------------------------------------------------------
        250,000  IHF Holdings, Inc. sr. disc. notes Ser. B, stepped-coupon
                   zero % (15s 11/15/99), 2004 ++                                                    207,500
        110,000  Interact Systems, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (14s, 8/1/99), 2003 ++                                                      41,800
                                                                                              --------------
                                                                                                     249,300

Cosmetics (0.5%)
------------------------------------------------------------------------------------------------------------
        200,000  Carson, Inc. company guaranty Ser. B, 10 3/8s, 2007                                 206,000
         80,000  Chattem, Inc. 144A sr. sub. notes 8 7/8s, 2008                                       81,000
         40,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                              42,600
        550,000  Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 2001                         420,750
                                                                                              --------------
                                                                                                     750,350

Electronics (0.4%)
------------------------------------------------------------------------------------------------------------
         45,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
                   (Canada)                                                                           49,050
        150,000  Details Inc. sr. discount notes stepped-coupon Ser. B, zero %
                   (12 1/2s, 11/15/02), 2007 ++                                                       96,000
         90,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                    90,900
         50,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                  52,250
        100,000  Flextronics Internationsl Ltd. 144A sr. sub. notes 8 3/4s, 2007                     100,750
         30,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                         31,650
        220,000  Zilog Inc. 144A sr. notes 9 1/2s, 2005                                              213,950
                                                                                              --------------
                                                                                                     634,550

Electric Utilities (1.0%)
------------------------------------------------------------------------------------------------------------
        115,000  AES Corp. sr. sub. notes 8 3/8s, 2007                                               117,300
        250,000  Calpine Corp. sr. notes 10 1/2s, 2006                                               272,500
        100,000  Calpine Corp. sr. notes 9 1/4s, 2004                                                103,000
         25,000  Commonwealth Edison Co. 1st mtge. 7s, 2005                                           25,832
         85,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 7 7/8s, 2001                         86,664
         75,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                                  76,412
         60,000  Enersis S.A. notes 6.6s, 2026 (Chile)                                                58,710
         35,000  Illinova Corp. sr. notes 7 1/8s, 2004                                                35,848
         45,000  Jersey Central Power & Light Co. 1st mtge. med. term
                   note 6.85s, 2006                                                                   46,209
        165,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                    197,894
         10,000  Niagara Mohawk Power Corp. med. term notes 9.99s, 2004                               10,199
        499,699  Northeast Utilities System notes Ser. A, 8.58s, 2006                                499,679
                                                                                              --------------
                                                                                                   1,530,247

Energy-Related (0.3%)
------------------------------------------------------------------------------------------------------------
        110,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                   112,028
        350,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                              332,500
                                                                                              --------------
                                                                                                     444,528

Environmental Control (0.2%)
------------------------------------------------------------------------------------------------------------
         80,000  Allied Waste Industries, Inc. company guaranty 10 1/4s, 2006                         88,800
        180,000  Allied Waste Industries, Inc. sr. disc. notes stepped-coupon
                   zero % (11.3s, 6/1/07), 2007 ++                                                   132,300
         90,000  WMX Technologies Inc. notes 7.1s, 2026                                               93,082
                                                                                              --------------
                                                                                                     314,182

Financial Services (1.4%)
------------------------------------------------------------------------------------------------------------
        150,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                        151,500
         40,000  Allstate Financing II company guaranty 7.83s, 2045                                   40,951
        240,000  American General Institute 144A company guaranty
                   8 1/8s, 2046                                                                      264,972
        200,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                214,594
        135,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                         137,700
         70,000  Dine S.A. de C.V. 144A company guaranty
                   8 3/4s, 2007 (Mexico)                                                              68,338
        110,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                         120,450
         35,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                36,489
         80,000  Imperial Credit Capital Trust I 144A company guaranty
                   10 1/4s, 2002                                                                      80,000
        400,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                             398,000
         60,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006                               64,200
        135,000  Lehman Brothers Holdings, Inc. med. term notes 6.4s, 1999                           135,617
         55,000  Lehman Brothers Holdings, Inc. notes 6 1/2s, 2002                                    54,920
         55,000  Nationwide Credit Inc. 144A sr. notes 10 1/4s, 2008                                  56,650
         25,000  Primark Corp. sr. notes 8 3/4s, 2000                                                 25,906
        260,000  Resource America Inc. 144A sr. notes 12s, 2004                                      274,950
         60,000  Southern Investments Service Co. sr. notes 6.8s, 2006
                   (United Kingdom)                                                                   61,186
         50,000  Travelers Capital Trust II bonds 7 3/4s, 2036                                        51,422
        100,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                      104,696
                                                                                              --------------
                                                                                                   2,342,541

Food and Beverages (0.4%)
------------------------------------------------------------------------------------------------------------
         95,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                             96,900
        200,000  Doane Products Co. sr. notes 10 5/8s, 2006                                          219,000
         40,000  Eagle Family Foods 144A sr. sub. notes 8 3/4s, 2008                                  40,000
        160,000  Purina Mills, Inc. 144A sr. sub. notes 9s, 2010                                     165,200
         60,000  Southern Foods Group 144A sr. sub. notes 9 7/8s, 2007                                63,900
         20,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                                  21,300
                                                                                              --------------
                                                                                                     606,300

Food Chains (1.5%)
------------------------------------------------------------------------------------------------------------
        135,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                   139,050
        645,000  Fleming Companies, Inc. company guaranty Ser. B,
                   10 5/8s, 2007                                                                     691,763
        130,000  Fleming Companies, Inc. company guaranty Ser. B,
                   10 1/2s, 2004                                                                     139,425
        575,000  Jitney-Jungle Stores company guaranty 12s, 2006                                     655,500
        120,000  Jitney-Jungle Stores company guaranty 10 3/8s, 2007                                 124,800
        300,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                   zero % (12 3/8s, 7/15/02), 2007 ++                                                207,000
        150,000  Smithfield Foods, Inc. 144A sr. sub. notes 7 5/8s, 2008                             149,250
        150,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                           124,875
                                                                                              --------------
                                                                                                   2,231,663

Gaming (2.0%)
------------------------------------------------------------------------------------------------------------
        230,000  Argosy Gaming Co. company guaranty
                   13 1/4s, 2004                                                                     254,725
        200,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                               215,000
         75,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                         83,250
        260,000  Coast Hotels & Casinos, Inc. 1st mtge. company guaranty
                   Ser. B, 13s, 2002                                                                 302,250
        370,300  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003                             401,776
        280,000  Fitzgeralds Gaming Corp. 144A company guaranty
                   12 1/4s, 2004                                                                     282,800
        100,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                         108,000
         70,000  Isle of Capri Black Hawk LLC 1st mtge. Ser. B, 13s, 2004                             71,050
        550,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                      565,125
         51,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                               51,510
         40,000  Penn National Gaming, Inc. 144A sr. notes 10 5/8s, 2004                              42,400
        250,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                           187,500
         50,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                               59,000
        250,000  Trump A.C. company guaranty 11 1/4s, 2006                                           256,875
        125,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                              143,438
                                                                                              --------------
                                                                                                   3,024,699

Health Care (1.4%)
------------------------------------------------------------------------------------------------------------
        140,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                      143,500
         30,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                            31,350
        230,000  Integrated Health Services, Inc. sr. sub. notes
                   Ser. A, 9 1/4s, 2008                                                              242,363
        230,000  Magellan Health Services, Inc. 144A sr. sub. notes 9s, 2008                         231,725
         80,000  Manor Care, Inc. sr. notes 7 1/2s, 2006                                              78,960
        110,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                             98,557
        315,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                      326,025
         80,000  Paragon Corp. Holdings 144A sr. notes 9 5/8s, 2008                                   79,400
        360,000  Paragon Health Networks, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                   369,000
        100,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                               105,500
        170,000  Sun Healthcare Group Inc. 144A sr. sub. notes 9 1/2s, 2007                          178,500
         70,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                            71,750
        100,000  Tenet Healthcare Corp. sr. sub. notes 10 1/8s, 2005                                 109,500
                                                                                              --------------
                                                                                                   2,066,130

Insurance (1.1%)
------------------------------------------------------------------------------------------------------------
         95,000  Aegon NV sub. notes 8s, 2006 (Netherlands)                                          104,292
        145,000  Hartford Life, Inc. notes 7.1s, 2007                                                150,365
        100,000  Phoenix Home Life Mutual Insurance Co. 144A notes
                   6.95s, 2006                                                                       102,191
        935,000  Provident Companies, Inc. bonds 7.405s, 2038                                        927,894
        125,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                    130,753
        300,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                            313,305
                                                                                              --------------
                                                                                                   1,728,800

Lodging (0.5%)
------------------------------------------------------------------------------------------------------------
         60,000  Bluegreen Corp. 144A sr. notes 10 1/2s, 2008                                         59,700
        180,000  HMH Properties, Inc. company guaranty Ser. B, 8 7/8s, 2007 (R)                      189,450
        300,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                           318,750
        120,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                     129,600
                                                                                              --------------
                                                                                                     697,500

Medical Supplies and Devices (0.4%)
------------------------------------------------------------------------------------------------------------
        110,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                          117,700
        100,000  Conmed Corp. 144A sr. sub. notes 9s, 2008                                           101,500
        190,000  Fresenius Medical Care AG 144A company guaranty
                   7 7/8s, 2008 (Germany)                                                            190,000
        130,000  Imagyn Medical Technologies company guaranty 12 1/2s, 2004                           78,000
        160,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                   11 3/4s, 2000                                                                     156,800
                                                                                              --------------
                                                                                                     644,000

Metals and Mining (0.1%)
------------------------------------------------------------------------------------------------------------
         50,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                          52,750
         80,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                 85,600
                                                                                              --------------
                                                                                                     138,350

Motion Picture Distribution (0.2%)
------------------------------------------------------------------------------------------------------------
        130,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                 137,150
         95,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008                                      100,225
         60,000  Panavision Inc. 144A sr. disc. notes stepped-coupon zero %
                   (9 5/8s, 2/1/02), 2006 ++                                                          42,675
                                                                                              --------------
                                                                                                     280,050

Oil and Gas (3.4%)
------------------------------------------------------------------------------------------------------------
         55,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                         56,650
        350,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                        381,500
         20,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                          20,200
         90,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                        84,600
        110,000  Dailey International Inc. 144A sr. notes 9 1/2s, 2008                               110,000
         65,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                            66,463
         50,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                           54,152
        715,000  K N Energy, Inc. sr. notes 6.45s, 2003                                              715,572
        500,000  Kelley Oil & Gas Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                         521,250
        110,000  Market Hub Partners 144A sr. notes 8 1/4s, 2008                                     112,200
        100,000  Michael Petroleum Corp. 144A sr. notes 11 1/2s, 2005                                 98,875
        150,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                            159,750
         55,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                  55,550
         55,000  Petro Geo-Services AS ADR notes 7 1/2s, 2007 (Norway)                                58,255
        120,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                              124,200
         65,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                69,225
         90,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                              88,425
        100,000  Saga Petroleum ASA deb. 7 1/4s, 2027 (Norway)                                        99,627
         45,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                         46,350
         85,000  Southwest Royalties, Inc. company guaranty 10 1/2s, 2004                             76,500
        120,000  Tokai Corp. 144A bonds FRB 9.98s, 2008                                              121,650
      1,810,000  Transamerican Energy sr. disc. notes stepped-coupon
                   Ser. B, zero % (13s, 6/15/99), 2002 ++                                          1,520,400
        480,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                475,200
        180,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                           201,600
         45,000  Wiser Oil Co. company guaranty 9 1/2s, 2007                                          43,425
                                                                                              --------------
                                                                                                   5,361,619

Packaging and Containers (0.5%)
------------------------------------------------------------------------------------------------------------
         60,000  AEP Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                                62,925
        100,000  Innova S De R.L. 144A sr. notes 12 7/8s, 2007 (Mexico)                              107,000
         80,000  Radnor Holdings Corp. company guaranty 10s, 2003                                     83,800
         35,000  Radnor Holdings Inc. sr. notes 10s, 2003                                             36,663
        250,000  Stone Container Corp. sr. notes 11 7/8s, 2016                                       271,250
        160,000  Stone Container Corp. 144A company guaranty 11 1/2s, 2006                           169,600
                                                                                              --------------
                                                                                                     731,238

Paging (0.4%)
------------------------------------------------------------------------------------------------------------
        280,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                        291,900
        150,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                             176,625
         60,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                            60,750
                                                                                              --------------
                                                                                                     529,275

Paper and Forest Products (1.6%)
------------------------------------------------------------------------------------------------------------
        140,000  APP Finance II Mauritius Ltd. bonds stepped-coupon
                   zero % (12s, 12/29/49) 2049 (Indonesia) ++                                        114,800
        250,000  Buckeye Cellulose Corp. sr. sub. notes 9 1/4s, 2008                                 266,250
        280,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                             299,600
        180,000  Impac Group Inc. 144A sr. sub. notes 10 1/8s, 2008                                  183,150
        300,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s, 2007
                   (Indonesia)                                                                       248,250
         50,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                              54,813
        180,000  Pindo Deli Finance Mauritius Ltd. 144A company guaranty
                   10 3/4s, 2007 (India)                                                             145,800
        200,000  PT Pabrik Kertas Tjiwi Kimia company guaranty 10s, 2004
                   (Indonesia)                                                                       165,000
        460,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                466,900
        440,000  Riverwood International Corp. sr. sub. notes 10 7/8s, 2008                          443,300
         50,000  Riverwood International Corp. company guaranty 10 5/8s, 2007                         52,875
                                                                                              --------------
                                                                                                   2,440,738

Pharmaceuticals and Biotechnology (1.8%)
------------------------------------------------------------------------------------------------------------
      2,495,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                             2,641,581
        120,000  PharMerica, Inc. 144A sr. sub. notes 8 3/8s, 2008                                   120,300
                                                                                              --------------
                                                                                                   2,761,881

Publishing (0.7%)
------------------------------------------------------------------------------------------------------------
        280,000  Affinity Group Holdings sr. notes 11s, 2007                                         303,100
        285,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                         309,225
         50,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                       53,000
         50,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                       52,500
         70,000  Perry-Judd 144A sr. sub. notes 10 5/8s, 2007                                         74,900
        120,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                       124,961
         35,000  News America Holdings, Inc. deb. 7.7s, 2025                                          36,642
         45,000  Von Hoffman Press Inc. 144A sr. sub. notes 10 3/8s, 2007                             48,375
                                                                                              --------------
                                                                                                   1,002,703

Railroads (0.1%)
------------------------------------------------------------------------------------------------------------
        170,000  TFM S.A. de C.V. company guaranty stepped-coupon zero %
                   (11 3/4s, 6/15/02), 2009 ++                                                       114,538

Recreation (0.2%)
------------------------------------------------------------------------------------------------------------
        275,000  Six Flags Corp. sr. notes 8 7/8s, 2006                                              280,500

Restaurants (0.1%)
------------------------------------------------------------------------------------------------------------
        100,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                 109,250

Retail (1.2%)
------------------------------------------------------------------------------------------------------------
        60,000   Color Spot Nurseries sr. sub. notes 10 1/2s, 2007                                    59,100
       200,000   Federated Department Stores sr. notes 8 1/2s, 2003                                  218,276
        25,000   Federated Department Stores, Inc. sr. notes 8 1/8s, 2002                             26,594
       177,000   Guitar Center Management Co. 144A sr. notes 11s, 2006                               196,470
       225,000   Johns Manville International Group sr. notes 10 7/8s, 2004                          249,187
       250,000   K mart Corp. med. term notes 7.86s, 2002                                            252,700
       200,000   K mart Corp. deb. 7 3/4s, 2012                                                      201,000
       250,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                                          271,250
        60,000   NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                           61,200
        50,000   Rite Aid Corp. notes 6.7s, 2001                                                      50,766
       166,000   United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                          191,730
                                                                                              --------------
                                                                                                   1,778,273

Satellite Services (1.1%)
------------------------------------------------------------------------------------------------------------
       665,000   Echostar Satellite Broadcast Corp. sr. disc. notes stepped-
                   coupon zero % (13 1/8s, 3/15/00), 2004 ++                                         606,813
       150,000   Echostar DBS Corp. company guaranty 12 1/2s, 2002                                   169,500
       200,000   Globalstar L.P. Capital sr. notes 11 3/8s, 2004                                     209,500
       155,000   Iridium LLC/Capital Corp. company guaranty Ser. B, 14s, 2005                        179,800
       100,000   Iridium LLC/Capital Corp. company guaranty Ser. A, 13s, 2005                        112,000
        30,000   Iridium LLC/Capital Corp. 144A sr. notes 11 1/4s, 2005                               31,800
       300,000   Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                            350,250
                                                                                              --------------
                                                                                                   1,659,663

Semiconductors (0.6%)
------------------------------------------------------------------------------------------------------------
        44,827   Cirent Semiconductor sr. sub. notes 10.22s, 2002                                     46,732
        50,059   Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                52,315
       675,645   Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                      755,230
                                                                                              --------------
                                                                                                     854,277

Shipping (0.1%)
------------------------------------------------------------------------------------------------------------
        30,000   Chemical Leaman Corp. sr. notes 10 3/8s, 2005                                        31,950
        80,000   MC Shipping, Inc. 144A sr. notes 11 1/4s, 2008                                       80,400
                                                                                              --------------
                                                                                                     112,350

Steel (0.3%)
------------------------------------------------------------------------------------------------------------
       185,000   Ameristeel Corp. 144A sr. notes 8 3/4s, 2008                                        188,238
       210,000   Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                                 210,525
       110,000   WHX Corp. 144A sr. notes 10 1/2s, 2005                                              112,200
                                                                                              --------------
                                                                                                     510,963

Telecommunications (5.1%)
------------------------------------------------------------------------------------------------------------
        90,000   American Communication Services, Inc. sr. notes 13 3/4s, 2007                       106,650
       500,000   American Communication Services, Inc. sr. disc. notes stepped-
                   coupon zero % (12 3/4s, 4/1/01), 2006 ++                                          402,500
       350,000   Barak ITC 144A sr. disc. notes stepped-coupon zero %
                   (12 1/2s, 11/15/02), 2007 (Israel) ++                                             204,750
        90,000   Colt Telecom Group PLC sr. disc. notes stepped-coupon zero %
                   (12s, 12/15/01), 2006 (United Kingdom) ++                                          72,000
        45,000   Consorcio Ecuatoiano notes 14s, 2002 (Ecuador)                                       47,250
        85,000   Esat Holdings Ltd. 144A sr. notes stepped-coupon zero %
                   (12 1/2s, 2/01/02), 2007 (Ireland) ++                                              63,750
       200,000   Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                   (United Kingdom)                                                                  219,000
       200,000   Focal Communications Corp. 144A sr. disc. notes stepped-
                   coupon zero % (12 1/8s, 2/15/03), 2008 ++                                         117,000
       110,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                     123,200
       882,000   GST Telecommunications,Inc. company guaranty stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 ++                                        732,060
       100,000   Hyperion Telecommunications, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                                      76,750
       175,000   Hyperion Telecommunications, Inc. sr. notes Ser. B, 12 1/4s, 2004                   196,875
       250,000   ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                       213,125
       300,000   ICG Services Inc. 144A sr. disc. notes stepped-coupon zero %
                   (10s, 2/15/03), 2008 ++                                                           195,000
       125,000   Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (11 1/4s, 7/15/02), 2007 ++                                         93,750
       160,000   Intermedia Communications, Inc. sr. notes Ser. B, 8 7/8s, 2007                      171,200
       100,000   Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                      104,750
       290,000   Knology Holdings Inc. sr. disc. notes stepped-coupon zero %
                   (11 7/8s, 10/15/02), 2007 ++                                                      174,000
        65,000   L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                        71,988
       130,000   McLeod USA, Inc. 144A sr. notes 8 3/8s, 2008                                        134,550
        70,000   MetroNet Communications Corp. sr. disc. notes stepped-coupon
                   zero % (10 3/4s, 11/1/02), 2007 (Canada) ++                                        46,550
        90,000   Microcell Telecommunications sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 12/1/01), 2006 (Canada) ++                                    66,825
       250,000   Netia Holdings B.V. 144A company guaranty 10 1/4s, 2007
                   (Poland)                                                                          256,875
        30,000   Netia Holdings B.V. 144A company guaranty stepped-coupon
                   zero % (11 1/4s, 11/1/02), 2007 (Poland) ++                                        20,475
       480,000   NEXTLINK Communications, Inc. 144A sr. disc. notes stepped-
                   coupon zero % (9.45s, 4/15/03), 2008 ++                                           303,600
       815,000   Sprint Spectrum L.P. sr. notes 11s, 2006                                            941,325
       400,000   Teligent, Inc. sr. notes 11 1/2s, 2007                                              420,000
       380,000   Teligent, Inc. 144A sr. disc. notes stepped-coupon zero %
                   (11 1/2s, 3/1/03), 2008 ++                                                        219,450
        60,000   Transtel S.A. 144A pass through certificates
                   12 1/2s, 2007 (Colombia)                                                           57,450
     1,000,000   USN Communications, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14 5/8s, 8/15/00), 2004 ++                                        832,500
       100,000   WinStar Communications. Inc. 144A sr. sub. notes 11s, 2008                          102,500
       550,000   WinStar Communications. Inc. 144A sr. sub. notes
                   stepped-coupon zero % (15s, 3/1/02), 2007                                         734,250
       300,000   WinStar Equipment Corp. company guaranty 12 1/2s, 2004                              343,500
                                                                                              --------------
                                                                                                   7,865,448

Telephone Services (1.5%)
------------------------------------------------------------------------------------------------------------
       300,000   BTI Telecom Corp. sr. notes 10 1/2s, 2007                                           314,250
        15,000   Cia de Telecomunicaciones de Chile S.A. notes 7 5/8s, 2006
                   (Chile)                                                                            15,191
       320,000   Econophone Inc. 144A sr. disc. notes stepped-coupon zero %
                   (11s, 2/15/03), 2008 ++                                                           188,800
        90,000   Facilicom International 144A sr. notes 10 1/2s, 2008                                 94,050
       200,000   Flag Limited 144A sr. notes 8 1/4s, 2008 (Bermuda)                                  205,000
        90,000   IDT Corp. 144A sr. notes 8 3/4s, 2006                                                89,550
       260,000   Intelcom Group (USA), Inc. company guaranty
                   stepped-coupon zero % (12 1/2s, 5/1/01), 2006 )++                                 208,000
       700,000   Ionica Group PLC sr. disc. notes stepped-coupon zero %
                   (15s, 5/1/02), 2007 (United Kingdom) ++                                           297,500
        75,000   ITC Deltacom, Inc. sr. notes 11s, 2007                                               85,125
       175,000   Qwest Communications International Inc. sr. disc. notes
                   stepped-coupon zero % (9.47s, 10/15/02), 2007 ++                                  128,625
       180,000   RSL Communications, Ltd. company guaranty 12 1/4s, 2006                             205,200
       130,000   RSL Communications, Ltd. 144A sr. disc. notes stepped-coupon
                   zero % (10 1/8s, 3/1/03), 2008 ++                                                  81,738
        90,000   RSL Communications, Ltd. 144A sr. notes 9 1/8s, 2008                                 90,900
        95,000   US West Capital Funding, Inc. company guaranty 6.95s, 2037                           99,039
       100,000   Viatel, Inc. sr. disc. notes stepped-coupon zero %
                   (15s, 1/15/00), 2005 ++                                                            94,000
                                                                                              --------------
                                                                                                   2,196,968

Textiles (0.6%)
------------------------------------------------------------------------------------------------------------
       275,000   Clark-Schwebel sr. notes 10 1/2s, 2006                                              305,250
        30,000   GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                       31,500
        40,000   Glenoit Corp. 144A sr. sub. notes 11s, 2007                                          43,300
       150,000   Polysindo International Finance company guaranty 11 3/8s, 2006
                   (Indonesia)                                                                       102,000
       105,000   Tultex Corp. sr. notes 10 5/8s, 2005                                                109,856
       200,000   Tultex Corp. company guaranty 9 5/8s, 2007                                          202,000
        70,000   Worldtex, Inc. 144A sr. notes 9 5/8s, 2007                                           71,050
                                                                                              --------------
                                                                                                     864,956

Tobacco (0.3%)
------------------------------------------------------------------------------------------------------------
        25,000   Philip Morris Cos., Inc. deb. 7 3/4s, 2027                                           26,714
       230,000   Philip Morris Cos., Inc. notes 7 1/2s, 2004                                         241,097
        80,000   Philip Morris Cos., Inc. notes 7 1/2s, 2002                                          82,940
        75,000   Sampoerna International Finance Co. 144A company guaranty
                   8 3/8s, 2006 (Indonesia)                                                           54,000
                                                                                              --------------
                                                                                                     404,751

Transportation (0.3%)
------------------------------------------------------------------------------------------------------------
       150,000   Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                   154,988
        90,000   Hermes Europe Railtel sr. notes 11 1/2s, 2007                                       101,925
       170,000   Kitty Hawk, Inc. company guaranty 9.95s, 2004                                       178,500
                                                                                              --------------
                                                                                                     435,413

Wireless Communications (0.4%)
------------------------------------------------------------------------------------------------------------
       615,000   CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                   zero % (14s, 10/1/02), 2007 ++                                                    352,088
        90,000   Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                             94,500
       250,000   International Wireless Communications, Inc. sr. disc. notes
                   zero %, 2001                                                                       80,000
        70,000   Telesystem International Wireless Inc. sr. disc. notes stepped-
                   coupon Ser. C, zero % (10 1/2s, 11/1/02), 2007 ++                          $       44,450
                                                                                              --------------
                                                                                                     571,038
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $71,344,174)                           $   74,035,555

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (18.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Obligations (9.8%)
------------------------------------------------------------------------------------------------------------
$       10,000   Federal Home Loan Mortgage Association
                   7s, TBA, December 15, 2012                                                  $      10,172
       252,717   Federal Home Loan Mortgage Association
                   Adjustable Rate Mortgage 7.143s, July 1, 2027                                     256,508
       131,433   Federal National Mortgage Association
                   Adjustable Rate Morgage 7.837s, May 1, 2025                                       137,020
                 Government National Mortgage Association
       155,000     7 1/2s, TBA, April 15, 2028                                                       158,923
       110,000     7s, TBA, April 15, 2028                                                           111,100
       106,000     5 1/2s, TBA, April 15, 2028                                                       106,563
                 Government National Mortgage Association
                   Adjustable Rate Mortgages
       688,355     7s, July 20, 2024                                                                 706,610
                 Government National Mortgage Association
                   Pass-through Certificates
     1,917,298     8s, with due dates from February 15, 2027 to
                   November 15, 2027                                                               1,985,002
     5,469,215     7 1/2s, with due dates from October 15, 2022 to
                   November 15, 2027                                                               5,625,210
     4,767,042     7s, with due dates from October 15, 2025 to
                   February 15, 2028                                                               4,815,002
       944,460     6 1/2s, January 15, 2028                                                          934,714
                                                                                              --------------
                                                                                                  14,846,824

U.S. Treasury Obligations (9.0%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
     3,188,000     6 5/8s, February 15, 2027 #                                                     3,458,980
     1,135,000     6 1/2s, November 15, 2026 #                                                     1,211,261
        25,000     6 1/8s, November 15, 2027                                                          25,637
                 U.S. Treasury Notes
        45,000     7 7/8s, November 15, 2004                                                          50,274
       980,000     7s, July 15, 2006                                                               1,059,164
     1,015,000     6 7/8s, May 15, 2006                                                            1,088,273
     3,615,000     6 5/8s, June 30, 2001                                                           3,717,232
        40,000     6 1/2s, May 31, 2001                                                               40,969
       135,000     6 1/8s, August 15, 2007                                                           138,839
     2,510,000     5 3/4s, November 30, 2002                                                       2,517,455
         9,000     5 5/8s, December 31, 2002                                                           8,985
        65,000     5 5/8s, December 31, 1999                                                          65,030
       205,000     5 1/2s, February 28, 2003                                                         203,782
                                                                                              --------------
                                                                                                  13,585,881
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $28,139,859)                                                         $   28,432,705

FOREIGN GOVERNMENT BONDS AND NOTES (11.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD    4,305,000   Australia (Government of) bonds 8 3/4s, 2008                               $    3,497,896
DKK       31,000   Denmark (Government of) 6s, 2026                                                    4,355
DEM    4,605,000   Germany (Federal Republic of)
                     Unity Fund bonds 8s, 2002                                                     2,799,142
USD      595,000   Russia (Government of) deb. principal loans FRB
                     6.719s, 2020 +++                                                                378,569
ZAR   14,453,000   South Africa (Republic of) bonds Ser. 153, 13s, 2010                            2,837,193
GBP    3,115,000   United Kingdom Treasury bills bonds 8s, 2007                                    5,720,459
GBP      640,000   United Kingdom Treasury bonds 8s, 2021                                          1,366,745
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $16,649,002)                                                         $   16,604,359

BRADY BONDS (5.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$    2,460,000   Argentina (Republic of) Ser. L-GP, stepped-
                   coupon 5 3/4s, (6s, 3/31/99), 2023 ++                                      $    1,885,098
     1,610,047   Brazil (Government of) stepped-coupon
                   4 1/2s (5s, 4/30/98), 2014 ++                                                   1,354,533
FRF    870,000   Ivory Coast -- FLIRB collateralized FRB 2s, 2018 ##                                  52,012
FRF    870,000   Ivory Coast -- Past due interest bonds 1.9s, 2018 ##                                 59,040
     1,455,000   Peru (Government of) 144A Ser. Past due
                   interest bonds, 4s, 2017                                                          998,567
       880,000   Philippines (Government of) Ser. B, FRB 6 1/2s, 2017                                774,400
       420,000   Poland (Government of) bonds ser.
                   stepped-coupon 4s (5s, 10/1/98), 2014 ++                                          376,446
     3,230,000   United Mexican States sec. Ser. B, 6 1/4s, 2019                                   2,741,624
                                                                                              --------------
                 Total Brady Bonds (cost $8,249,563)                                          $    8,241,720

PREFERRED STOCKS (4.5%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
           600   Adelphia Communications Corp. Ser. B, $13.00 cum. pfd.                       $       71,400
            41   American Communications Services $12.75 pfd. [2 DBL. DAGGERS]                        47,663
         2,343   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                          63,261
            26   Anvil Holdings Ser. B, $3.25 pfd. [2 DBL. DAGGERS]                                      650
        14,000   California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                 381,500
           692   Capstar Broadcasting Inc. 144A $12.00 pfd.                                           81,310
        11,880   CGA Group Ltd. 144A Ser. A, $13.75 pfd. [2 DBL. DAGGERS]                            320,760
         2,575   Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                       131,325
         1,225   Citadel Broadcasting Inc. 144A $13.25 cum. pfd. [2 DBL. DAGGERS]                    150,063
         3,744   CSC Holdings Inc. Ser. M, $11.125 cum. [2 DBL. DAGGERS]                             428,688
         1,750   Diva Systems Corp. Ser. C, $6.00 pfd.                                                22,750
         9,000   Diva Systems Corp. Ser. D, $6.00 pfd.                                               117,000
           170   Dobson Communications 144A $12.25 pfd. [2 DBL. DAGGERS]                             186,150
             2   Echostar Communications Corp. 144A 12.125% pfd. [2 DBL. DAGGERS]                      2,230
         3,116   El Paso Electric Co. $11.40 pfd [2 DBL. DAGGERS]                                    346,266
       360,000   Fresenius Medical Care AG Ser. D, $9.00 pfd. (Germany)                              376,200
           200   Hyperion Telecommunications Ser. B, $12.875 pfd. [2 DBL. DAGGERS]                   229,000
           285   ICG Holdings, Inc. $14.25 pfd. (Canada)                                             344,850
           410   Intermedia Communication Ser. B, 13.50% pfd. [2 DBL. DAGGERS]                       502,250
           211   IXC Communications, Inc. $12.50 pfd. [2 DBL. DAGGERS]                               257,420
         1,200   Nebco Evans Holding Co. 144A $11.25 pfd. [2 DBL. DAGGERS]                           124,800
         1,063   NEXTEL Communications, Inc. Ser. D, $13.00 cum. pfd. [2 DBL. DAGGERS]             1,233,080
         2,688   Nextlink Communications, Inc. 144A $7.00 pfd.                                       169,344
            84   NTL Inc. 144A Ser. B, $13.00 pfd. [2 DBL. DAGGERS]                                  101,010
         5,000   Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                            130,000
         1,754   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                        207,849
           373   Spanish Broadcasting Systems 14.25% cum. pfd.                                       391,650
         1,100   Von Hoffman Corp. 144A $13.50 pfd.                                                   37,125
           165   Webster Financial $7.375 pfd.                                                       163,448
           200   WinStar Communications. Inc. 144A $14.25 cum. pfd. [2 DBL. DAGGERS]                 244,000
                                                                                              --------------
                 Total Preferred Stocks (cost $6,258,160)                                     $    6,863,042

COLLATERALIZED MORTGAGE OBLIGATIONS (3.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$      260,000   Commercial Mortgage Acceptance Corp.
                   Ser. 97-ML1, Class D, 7.11s, 2030                                          $      260,975
       420,000   Countrywide Mortgage Backed Securities, Inc.
                   Ser. 93-C, Class A8, 6 1/2s, 2024                                                 405,724
                 First Union-Lehman Brothers Commercial Mortgage
       255,000     Ser. 97-C2, Class A3, 6.65s, 2007                                                 259,144
       475,000     Ser. 97-C2, Class D, 7.12s, 2012                                                  475,445
     5,700,542     Ser. 97-C2, Class IO, 1.09s, 2027                                                 513,049
                 Freddie Mac
       200,000     Ser. 2040, Class PE 7.5s, 2028                                                    214,938
       185,000     Ser. 1602, Class PJ, 6.5s, 2023                                                   186,677
       155,000     Ser. 1832, Class G, 6.5s, 2011                                                    153,886
       485,000     Ser. 25, Class B, 6.5s, 2008                                                      486,667
       111,000   Merrill Lynch Mortgage Investors, Inc. Ser. 98-C2,
                   Class D, 7.1158s, 2030                                                            111,191
                 PNC Mortgage Securities Corp.
       795,447     Ser. 97-4, Class 2PP3, 7 1/4s, 2027                                               805,788
       500,772     Ser. 97-6, Class A2, 6.6s, 2027                                                   502,181
       160,000   Prudential Home Mortgage Securities Ser. 93-57,
                   Class A4, 5.9s, 2023                                                              158,608
       118,712   Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                 118,770
                                                                                              --------------
                 Total Collateralized Mortgage Obligations (cost $4,841,530)                  $    4,653,043

UNITS (1.9%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
           275   Allegiance Telecom Inc. units sr. disc. stepped-coupon
                   notes zero % (11 3/4s, 2/15/03), 2008 ++                                   $      159,500
           350   Australis Media, Ltd. units stepped-coupon zero %
                   (15 3/4s, 5/15/03), 2003 (Australia) (In Default) ++ +                             70,000
             4   Celcaribe S.A. 144A units stepped-coupon zero %,
                   (13 1/2s, 3/15/98), 2004 (Colombia) ++                                             80,400
           720   Club Regina, Inc. 144A units 13s, 2004                                              774,000
            40   Concentric Network Corp. units 12 3/4s, 2007                                         47,000
           120   Conecel Holdings 144A units 14s, 2000                                               130,200
           413   Diva Systems Corp. 144A units stepped-coupon zero %
                   (12 5/8s,3/1/03), 2008 ++                                                         227,150
           380   DTI Holdings Inc. units stepped-coupon zero %
                   (12 1/2s, 3/1/03), 2008 ++                                                        221,350
           280   KMC Telecom Holdings, Inc. units stepped-coupon zero %
                   (12 1/2s, 2/15/03), 2008 ++                                                       166,600
           140   Orbital Imaging Corp. units 11 5/8s, 2005                                           152,950
            55   Real Time Data 144A units stepped-coupon zero %
                   (13 1/2s, 8/15/01), 2006 ++                                                        28,050
            20   Stone Container Corp. units sr. sub. 12 1/4s, 2002                                   20,550
           175   Transamerican Refining units 16s, 2003                                              185,500
           155   Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                         18,600
           225   XCL Ltd units sr. sec. notes 13 1/2s, 2004                                          292,500
         2,000   XCL Ltd. units cum. pfd. zero %, 2006                                               260,000
                                                                                              --------------
                 Total Units (cost $2,747,555)                                                $    2,834,350

CONVERTIBLE BONDS AND NOTES (1.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$      902,000   APP Global Finance Ltd. cv. bond zero %, 2012
                   (United Kingdom)                                                           $      235,647
       300,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                                  309,750
       485,000   Argosy Gaming cv. sub. notes 12s, 2001                                              461,963
       150,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                                      133,875
       250,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                      167,500
         4,000   GST Telecommunications, Inc. cv. sr. disc. notes stepped-coupon
                   zero % (13 7/8s, 12/15/00), 2005 ++                                                 6,280
       160,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                      143,600
       140,000   National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                             134,925
       500,000   NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                           480,000
       103,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-coupon
                   zero % (10 3/4s, 8/15/00) ++                                                      113,815
       150,000   WinStar Communications. Inc. 144A cv. sr. disc. notes stepped-
                   coupon zero % (14s, 10/15/00), 2005 ++                                            209,625
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $2,104,938)                          $    2,396,980

ASSET-BACKED SECURITIES (0.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$       50,000   Capital Equipment Receivables Trust Ser. 96-1, Class A4,
                   6.28s, 2000                                                                $       50,242
        70,000   Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                   7.67s, 2025                                                                        70,459
       347,446   GMAC Commercial Mortgage Securities Inc. Ser. 97-C2,
                   Class A1, 6.45s, 2004                                                             350,269
       555,000   Green Tree Financial Corp. Ser. 98-2, Class A5, 6.24s, 2016                         553,526
       202,193   Green Tree Recreational Equipment & Cons Ser. 97-B, Class A1,
                   6.55s, 2028                                                                       203,710
                                                                                              --------------
                 Total Asset-Backed Securities (cost $1,227,602)                              $    1,228,206

WARRANTS (0.3) *                                                            EXPIRATION
NUMBER OF WARRANTS                                                             DATE                   VALUE
------------------------------------------------------------------------------------------------------------
           615   Cellnet Data Systems, Inc.                                   9/15/07          $      12,300
        11,800   CGA Group Ltd. 144A                                          4/15/01                    118
            90   Colt Telecommunications Group PLC                            12/31/06                12,150
            35   Diva Systems Corp.                                           5/15/06                  9,188
            85   Esat Holdings, Inc. (Ireland)                                1/1/04                   2,975
         1,024   Fitzgeralds Gaming Co.                                       12/19/98                    10
           120   Globalstar Telecom 144A                                      2/15/04                 16,200
           400   Hyperion Telecommunications 144A                             4/15/01                 28,000
           110   Interact Systems Inc.                                        8/1/03                      28
            25   Intermedia Communications                                    6/1/00                   4,025
            30   International Wireless Communications Holdings 144A          8/15/01                    690
         1,100   Iridium World Com 144A                                       7/15/05                269,500
           290   Knology Holdings Inc. 144A                                   10/15/07                   145
           160   McCaw International Ltd.                                     4/15/07                     48
           160   Orion Network Systems                                        1/15/07                 1,600
           180   RSL Communications Ltd.                                      11/15/06                17,460
           100   Spanish Broadcasting Systems 144A                            6/30/99                 20,500
            45   Sterling Chemicals Holdings                                  8/15/08                  1,170
           395   UIH Australia/Pacific, Inc. 144A                             5/15/06                  4,740
           130   Urohealth Systems Inc.                                       4/10/04                      1
                                                                                              --------------
                 Total Warrants (cost $233,376)                                               $      400,848

COMMON STOCKS (0.2%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         4,950   American Mobile Satellite Corp. +                                            $       70,538
            50   AmeriKing, Inc. +                                                                     2,500
         4,100   Chattem, Inc. +                                                                     103,525
         1,213   Hedstrom Holdings, Inc. 144A                                                          1,668
         3,059   NEXTEL Communications, Inc. Class A +                                               103,241
            60   Paging Do Brazil Holdings Co., LLC Class B +                                              1
           900   Terex Corp. Rights +                                                                 18,000
                                                                                              --------------
                 Total Common Stocks (cost $235,871)                                          $      299,473

CONVERTIBLE PREFERRED STOCKS (--%) *(cost $5,467)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
            29   XCL Ltd $8.075 cv. pfd.                                                      $        3,770

SHORT-TERM INVESTMENTS (3.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
TRL  120,200,000,000   Turkey Treasury Bills zero %, July 29, 1998                            $      358,567
TRL  109,790,000,000   Turkey Treasury Bills zero %, June 17, 1998                                   381,055
TRL   95,790,000,000   Turkey Treasury Bills zero %, June 4, 1998                                    333,286
$          4,680,000   Interest in $223,360,000 joint repurchase agreement
                         dated March 31, 1998 with S.B.C Warburg, Inc.
                         due April 1, 1998 with respect to various
                         U.S. Treasury obligations -- maturity value
                         of $4,680,770 for an effective yield of 5.92%                             4,680,770
                                                                                              --------------
                 Total Short-Term Investments (cost $5,742,330)                               $    5,753,678
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $147,779,427) ***                                    $  151,747,729
------------------------------------------------------------------------------------------------------------

               * Percentages indicated are based on net assets of $151,166,323.

             *** The aggregate identified cost on a tax basis is $147,993,481, resulting in gross unrealized appreciation and depreciation of $6,931,367 and $3,177,119, respectively, or net unrealized appreciation of $3,754,248.

               + Non-income-producing security.

              ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

             +++ A portion of the income will be received in additional securities.

               # A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 1998.

              ## When-issued securities (Note 1).

             (R) Real Estate Investment Trust.

                 144A after the name of a security represents those exempt from registration under
                 Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 ADR, after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

                 FLIRB represents Front Loaded Interest Reduction Bond.

                 TBA after the name of a security represents to be announced securities (Note 1).

                 The rate shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at March 31, 1998, which are subject to change based on the terms of the security.

                 Diversification by Country

                 Distribution of investments by country of issue at March 31, 1998:
                 (as percentage of Market Value)

                    Argentina                1.3%
                    Australia                2.5
                    Brazil                   1.3
                    Germany                  2.2
                    Mexico                   2.4
                    South Africa             1.9
                    United Kingdom           6.1
                    United States           76.4
                    Other                    5.9
                                           -----
                    Total                  100.0%



-------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 1998
(aggregate face value $23,836,599)
                                                                               Unrealized
                                      Market     Aggregate    Face Delivery   Appreciation/
                                       Value         Value        Date       (Depreciation)
-------------------------------------------------------------------------------------------
Danish Krone                  $      491,277 $      506,081    6/17/98     $      (14,804)
Deutschemarks                      8,117,364      8,286,496    6/17/98           (169,132)
French Franc                         104,174        106,154    6/17/98             (1,980)
Italian Lira                       3,074,974      3,128,795    6/17/98            (53,821)
Japanese Yen                       7,336,032      7,662,373    6/17/98           (326,341)
Mexican Peso                         170,966        162,963    5/12/98              8,003
Mexican Peso                         212,227        203,702    5/11/98              8,525
New Zealand Dollar                   156,158        159,371    6/17/98             (3,213)
Philippines Peso                     286,740        290,089    4/27/98             (3,349)
South Korean Won                     650,233        588,882    3/11/99             61,351
Spanish Peseta                       823,252        839,656    6/17/98            (16,404)
Swedish Krona                      1,279,020      1,276,311    6/17/98              2,709
Swiss Franc                          600,029        625,726    6/17/98            (25,697)
-------------------------------------------------------------------------------------------
                                                                           $     (534,153)
-------------------------------------------------------------------------------------------



Forward Currency Contracts to Sell at March 31, 1998
(aggregate face value $27,844,821)
                                                  Aggregate                   Unrealized
                                      Market           Face    Delivery     Appreciation/
                                       Value          Value      Date      (Depreciation)
-------------------------------------------------------------------------------------------
Australian Dollars            $    3,512,435 $    3,533,032     6/17/98     $       20,597
British Pounds                     6,855,965      6,741,166     6/17/98           (114,799)
Deutschemarks                     10,511,075     10,701,782     6/17/98            190,707
French Franc                         116,131        117,404     6/17/98              1,273
Italian Lira                       1,634,514      1,663,023     6/17/98             28,509
Japanese Yen                       3,221,688      3,338,746     6/17/98            117,058
New Zealand Dollar                   184,476        192,650     6/17/98              8,174
South African Rand                   917,445        926,553     6/17/98              9,108
Swiss Franc                          603,842        630,465     6/17/98             26,623
-------------------------------------------------------------------------------------------
                                                                            $      287,250
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------



Futures Contracts Outstanding at March 31, 1998
                                                                                Unrealized
                                    Total      Aggregate Face   Expiration    Appreciation/
                                    Value            Value        Date       (Depreciation)
-------------------------------------------------------------------------------------------
Euro DM (Long)               $    2,722,185   $    2,724,040      Mar-99       $   (1,855)
Municipal Bond Index (Long)       1,347,500        1,353,375      Jun-98           (5,875)
U.S. Treasury Bond (Long)         8,177,000        8,166,947      Jun-98           10,053
Euro Lira (Short)                 2,762,593        2,762,772      Mar-99              179
U.S. Treasury Note (Short)        1,322,750        1,337,875      Jun-98           15,125
U.S. Treasury Bond (Short)        7,866,250        7,873,050      Jun-98            6,800
-------------------------------------------------------------------------------------------
                                                                                $  24,427
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $147,779,427) (Note 1)                                                $151,747,729
---------------------------------------------------------------------------------------------------
Cash                                                                                        206,559
---------------------------------------------------------------------------------------------------
Foreign currency (cost $21,264)                                                              22,085
---------------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                                2,231,530
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,137,164
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            2,729,958
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              482,920
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            146,157
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                               6,044
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                   34,325
---------------------------------------------------------------------------------------------------
Total assets                                                                            158,744,471

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       242,082
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          5,354,707
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  143,331
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                202,718
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   24,642
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 5,072
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,687
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      101,493
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                 729,823
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               756,931
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       15,662
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         7,578,148
--------------------------------------------------------------------------------------------------
Net assets                                                                             $151,166,323

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $147,372,798
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (1,544,547)
---------------------------------------------------------------------------------------------------
Accumulated net realized gains on investments and
foreign currency transactions (Note 1)                                                    1,611,194
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                         3,726,878
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $151,166,323

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($57,015,531 divided by 6,551,551 shares)                                                     $8.70
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.70)*                                        $9.13
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($85,379,416 divided by 9,809,641 shares)**                                                   $8.70
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,771,376 divided by 1,007,762 shares)                                                      $8.70
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.70)*                                        $8.99
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended March 31, 1998

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                               $10,735,975
--------------------------------------------------------------------------------------------------
Dividends                                                                                  512,806
--------------------------------------------------------------------------------------------------
Total investment income                                                                 11,248,781

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           877,245
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             376,889
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           13,499
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,534
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      118,182
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      685,897
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       39,181
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                              11,329
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     25,135
--------------------------------------------------------------------------------------------------
Registration fees                                                                           15,812
--------------------------------------------------------------------------------------------------
Auditing                                                                                    53,615
--------------------------------------------------------------------------------------------------
Legal                                                                                       19,364
--------------------------------------------------------------------------------------------------
Postage                                                                                     12,184
--------------------------------------------------------------------------------------------------
Other                                                                                        8,710
--------------------------------------------------------------------------------------------------
Fees Waived by Manager (Note 2)                                                           (156,781)
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,107,795
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (130,391)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,977,404
--------------------------------------------------------------------------------------------------
Net investment income                                                                    9,271,377
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,233,096
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (1,750,092)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                     296,986
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                        58,557
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                        (175,351)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   5,635,451
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  5,298,647
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $14,570,024
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of changes in net assets

                                                                                                Year ended March 31
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $9,271,377         $4,407,634
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    (161,453)           622,841
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             5,460,100         (1,707,317)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     14,570,024          3,323,158
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                              (3,306,248)        (1,689,156)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (4,296,155)        (2,371,438)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (524,449)          (253,993)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                                 (32,083)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                 (41,689)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                  (5,089)                --
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                                (199,916)           (65,289)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (293,062)           (97,835)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (33,891)            (9,432)
----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                                (332,120)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (486,866)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (56,304)                --
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                        44,172,882         93,866,742
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             49,135,034         92,702,757

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       102,031,289          9,328,532
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess and
undistributed net investment income
of $1,544,547 and $38,301, respectively)                                               $151,166,323       $102,031,289
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------

                                                                                               For the period
Per-share                                                                    Year ended         Feb. 26, 1996+
operating performance                                                         March 31            to March 31
--------------------------------------------------------------------------------------------------------------------
                                                                       1998             1997             1996
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $8.34            $8.38            $8.50
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                               .65              .63              .04(c)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                              .40             (.02)            (.13)
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  1.05              .61             (.09)
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net
investment income                                                      (.59)            (.63)            (.03)
--------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                  (.01)
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                         (.03)            (.02)              --
--------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investment                                            (.06)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.69)            (.65)            (.03)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                         $8.70            $8.34            $8.38
--------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             13.05             7.36            (1.41)*
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $57,016          $39,178           $3,799
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                           1.26             1.25              .13*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                           7.82             7.74              .50*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               211.24           169.27            18.98*
--------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the period ended September 30, 1997, the year ended March 31, 1997, and the period
    February 26, 1996 (commencement of operations) to March 31, 1996, respectively.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------

                                                                                                  For the period
Per-share                                                                       Year ended         Feb. 26, 1996+
operating performance                                                            March 31            to March 31
-----------------------------------------------------------------------------------------------------------------------
                                                                          1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                      $8.34            $8.38            $8.50
-----------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                                  .59              .57              .03(c)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                 .40             (.03)            (.12)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                      .99              .54             (.09)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                                         (.53)            (.56)            (.03)
-----------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                     (.01)              --               --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                            (.03)            (.02)              --
-----------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investment                                               (.06)              --               --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.63)            (.58)            (.03)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                            $8.70            $8.34            $8.38
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                12.20             6.56            (1.41)*
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                         $85,379          $57,052           $5,048
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                              2.01             2.00              .20*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                              7.07             6.99              .44*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  211.24           169.27            18.98*
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the period ended September 30, 1997, the year ended March 31, 1997, and the period
    February 26, 1996 (commencement of operations) to March 31, 1996, respectively.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------

                                                                                             For the period
Per-share                                                                  Year ended         Feb. 26, 1996+
operating performance                                                       March 31            to March 31
------------------------------------------------------------------------------------------------------------------
                                                                     1998             1997             1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $8.34            $8.38            $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                             .64              .61              .04(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            .39             (.03)            (.13)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                1.03              .58             (.09)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                                                    (.57)            (.60)            (.03)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                (.01)              --               --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (.03)            (.02)              --
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investment                                          (.06)              --               --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.67)            (.62)            (.03)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $8.70            $8.34            $8.38
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                           12.76             7.09            (1.41)*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $8,771           $5,802             $482
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                         1.51             1.50              .14*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                         7.57             7.48              .50*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             211.24           169.27            18.98*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the period ended September 30, 1997, the year ended March 31, 1997, and the period
    February 26, 1996 (commencement of operations) to March 31, 1996, respectively.




Notes to financial statements
March 31, 1998

Note 1
Significant accounting policies

Putnam Strategic Income Fund (formerly known as Putnam Diversified Income Trust II) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The fund seeks high current income consistent with the preservation of capital by investing its assets in debt securities of domestic or foreign issuers, including government and corporate obligations. The fund may also invest in preferred stocks, common stocks, and other equity securities, as well as in cash or money market instruments.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discounts, stepped-coupon bonds, and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations For the year ended March 31, 1998, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, foreign currency gains and losses and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1998, the fund reclassified $2,648,512 to increase distributions in excess of net investment income and $9,602 to decrease paid-in-capital, with an increase to accumulated net realized gains on investments of $2,658,114. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $46,575. These expenses are being amortized on projected net asset levels over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through March 31, 1998 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 1998 fund expenses were reduced by $130,391 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $570 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to .035%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $63,465 and $491 from the sale of class A and class M shares, respectively and $120,866 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $746 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended March 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $236,779,791 and $195,603,012, respectively. Purchases and sales of U.S. government obligations aggregated $63,860,767 and $59,586,989, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                   Contract         Premiums
                                    Amounts         Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                       $--              $--
------------------------------------------------------------
Options opened                    2,183,600           33,518
------------------------------------------------------------
Options expired                           --              --
------------------------------------------------------------
Options closed                   (2,183,600)         (33,518)
------------------------------------------------------------
Written options
outstanding at
end of year                             $--              $--
------------------------------------------------------------

Note 4
Capital shares

At March 31, 1998 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended
                                          March 31, 1998
------------------------------------------------------------
Class A                             Shares            Amount
------------------------------------------------------------
Shares sold                       3,238,873      $27,807,851
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       332,350        2,863,744
------------------------------------------------------------
                                  3,571,223       30,671,595

Shares
repurchased                      (1,715,526)     (14,718,694)
------------------------------------------------------------
Net increase                      1,855,697      $15,952,901
------------------------------------------------------------

                                             Year ended
                                          March 31, 1997
------------------------------------------------------------
Class A                             Shares            Amount
------------------------------------------------------------
Shares sold                       5,212,882      $44,031,671
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       150,568        1,278,981
------------------------------------------------------------
                                  5,363,450       45,310,652

Shares
repurchased                      (1,120,900)      (9,487,014)
------------------------------------------------------------
Net increase                      4,242,550      $35,823,638
------------------------------------------------------------

                                            Year ended
                                          March 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,105,604      $43,975,120
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       410,214        3,534,024
------------------------------------------------------------
                                  5,515,818       47,509,144

Shares
repurchased                      (2,549,062)     (21,937,542)
------------------------------------------------------------
Net increase                      2,966,756      $25,571,602
------------------------------------------------------------

                                            Year ended
                                          March 31, 1997
------------------------------------------------------------
Class B                             Shares            Amount
------------------------------------------------------------
Shares sold                       7,538,742      $63,653,797
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       210,529        1,788,543
------------------------------------------------------------
                                  7,749,271       65,442,340

Shares
repurchased                      (1,508,622)     (12,784,744)
------------------------------------------------------------
Net increase                      6,240,649      $52,657,596
------------------------------------------------------------

                                             Year ended
                                          March 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         576,527       $4,919,785
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        51,603          444,562
------------------------------------------------------------
                                    628,130        5,364,347

Shares
repurchased                        (316,042)      (2,715,968)
------------------------------------------------------------
Net increase                        312,088       $2,648,379
------------------------------------------------------------

                                            Year ended
                                          March 31, 1997
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                         776,371       $6,554,558
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        23,144          196,556
------------------------------------------------------------
                                    799,515        6,751,114

Shares
repurchased                        (161,416)      (1,365,606)
------------------------------------------------------------
Net increase                        638,099       $5,385,508
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $854,314 as capital gain, which includes $444,577 as 20% capital gain for its taxable year ended March 31, 1998.

The fund has designated 5.3% of the distributions from net investment income as qualifying for the dividends received deductions for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

William J. Curtin
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Michael Martino
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Strategic Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN029-42024 896/2BQ/2BR   5/98